Summary Prospectus

March 1, 2012

THOMAS WHITE

EMERGING MARKETS FUND

TICKER: TWEMX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.thomaswhitefunds.com/emerging-markets-mutual-fund.aspx. You can also get this information at no cost by calling 1-800-811-0535 or by sending an e-mail request to info@thomaswhitefunds.com. The current prospectus and statement of additional information, both dated March 1, 2012, are incorporated by reference into this summary prospectus.

FUND OBJECTIVE

The investment objective of the Thomas White Emerging Markets Fund (the “Fund”) is long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (on shares purchased and held for less than sixty days) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.84%
Fee Deferral and/or Expense Reimbursement*	0.34%
Total Annual Fund Operating Expenses After Fee Deferral and/ or Expense Reimbursement*	1.50%

* The Advisor (as defined below) has entered into a fee deferral/expense reimbursement agreement to defer its fees and/or reimburse the Fund to the extent that the Fund’s operating expenses exceed 1.50% of the Fund’s average daily net assets. Operating expenses include, without limitation, any fees or expenses incurred during the course of the ordinary operating expenses of the Fund, but shall exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, litigation, indemnification or any extraordinary expenses (as determined under generally accepted accounting principles) not incurred in the ordinary course of the Fund’s business. As a result, the “Total Annual Fund Operating Expenses After Fee Deferral and/or Expense Reimbursement” shown above may be higher than 1.50% of the Fund’s average daily net assets due to such excluded items. The fee deferral/expense reimbursement agreement expires February 28, 2013. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limit and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for year one). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$546	$964	$2,131

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily (at least 80% of its net assets plus borrowings for investment purposes, if any) in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries. In determining whether a company is located in or associated with an emerging market country, the Advisor will consider any one of the following four factors when making its determination: (i) country of organization; (ii) primary securities trading market; (iii) location of assets; or (iv) country where the company derives at least half of its revenue or profits. An “emerging markets” country includes: (i) any country having an economy or market that is considered by the International Monetary Fund or World Bank to be developing; or (ii) is a recent (within 2 years) or current index member in the Morgan Stanley Capital International Emerging Markets Index (the “MSCI Emerging Markets Index”), the Fund’s benchmark.

The Fund may invest up to 20% of its net assets in securities of companies located in or whose businesses are closely associated with countries that do not meet the above qualifications for an emerging markets country, which may include other less developed countries (sometimes known as “frontier market” countries) as well as developed market countries, including the U.S.

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With respect to the Fund’s investments in equity securities (which consist primarily of common stocks, preferred stocks and convertible securities), the Fund will invest in a diversified portfolio of predominantly larger emerging market companies, but may invest across all market capitalizations. In addition to purchasing equity securities on exchanges where the companies are located, the Fund may purchase equity securities on exchanges other than where their companies are domiciled (often traded as dual listed securities) or in the form of “Depositary Receipts,” which include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Non-Voting Depositary Receipts (“NVDRs”) or similar securities.

The Advisor stresses bottom-up stock selection in fully invested portfolios whose regional and industrial sector weights are normally relatively close to the Fund’s benchmark, the MSCI Emerging Markets Index. The Advisor adheres to a stock selection approach that emphasizes buying a stock when the Advisor’s research suggests the stock is trading below the company’s long-term business value, and then selling the stock when it is no longer deemed undervalued. This valuation-oriented approach is expected to produce a Fund portfolio whose average valuation ratios, such as price-to-earnings and price-to-cashflow, are below its asset class average.

PRINCIPAL RISKS OF INVESTING IN THE FUND

General Risks: The Fund is designed to be appropriate for prudent investors who are seeking the long-term performance advantage of equities and who want growth of capital rather than current income. Shareholders should understand that all investments involve the risk of losing money.

Management Risk: There can be no guarantee against the loss of money resulting from an investment in the Fund, nor can there be any assurance that the Fund’s investment objective will be attained.

Market Risk: The Fund is subject to market risk, which is the risk that the value of a security may move up and down, sometimes rapidly and unpredictably, in response to economic or other conditions. In addition, changes in interest rates affect the value of portfolio securities held by the Fund and the operations of the issuers of the Fund’s portfolio securities.

Equity Risk: In the short-term, equity performance may be volatile and unpredictable, and may produce greater negative returns than other asset classes.

Foreign Securities Risk: Holding equity securities of foreign companies can entail taking more risk than owning the securities of domestic companies as a result of disclosure, accounting, auditing and financial reporting standards and practices

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that differ from those to which U.S. issuers are subject. Political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their stocks. Investments in foreign securities may also be subject to the risks of seizure by a foreign government and imposition of restrictions on the exchange or transport of foreign currency. Further, transaction costs in foreign jurisdictions, including tax, brokerage and custody costs, may be higher, which can result in lower returns or decreased liquidity.

Depositary Receipts: Depositary receipts are receipts typically issued by a bank or trust company that evidence ownership of underlying foreign securities. As a result, investments in depositary receipts will involve many of the same risks described above of investments in foreign securities.

Less Developed Countries Risk: Securities of foreign issuers that are not in the developed market countries (which include emerging and frontier market countries) are subject to a higher level of risk. The risks are greater because their social, political, economic and legal systems are frequently less stable, and exchange and regulatory effectiveness is often lower, than developed countries.

Small- and Mid-Capitalization Securities Risk: The Fund’s investments in mid- and small-cap companies can involve more risk than investing in larger companies. Normally, these companies have more limited markets or product lines, and often more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of large cap issuers, or to decline more significantly during market downturns than the market as a whole.

Value Investing Risk: The risk of value investing is that the price of securities may never reach what the Advisor believes to be their full value, or may even go down in price. In addition, this approach may produce returns below aggressive equity funds, given the Advisor’s efforts to limit risk.

FUND PERFORMANCE

The following bar chart and table represents the Fund’s annual returns as of December 31, 2011 and since inception. Total return information reflects reimbursements of Fund expenses, in the absence of which total returns would have been lower. The returns include reinvestment of all dividends and distributions.

The Fund can experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the graphs.

The average annual total return table compares the Fund’s average annual returns for the 1-year period and since inception to those of a broad-based securities market index.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through a tax deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”).

As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

Total Return for Calendar Year

Best Quarter	Worst Quarter

Qtr 4 2011: 7.87%	Qtr 3 2011: -24.82%

Average Annual Total Returns as of December 31, 2011	1 Year	Since Inception June 28, 2010

Return Before Taxes	(17.88)%	2.46%

Return After Taxes on Distributions	(18.36)%	2.02%
Return After Taxes on Distributions and Sale of Fund Shares	(11.58)%	1.86%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	(18.42)%	0.12%

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MANAGEMENT

Advisor: Thomas White International, Ltd. (“TWI” or the “Advisor”) serves as the investment advisor for the Fund.

Portfolio Manager: Thomas S. White, Jr. serves as the portfolio manager of the Fund. Mr. White is Chairman of TWI and has managed the Fund, assisted by the firm’s team of senior investment analysts, since its inception in June 2010.

PURCHASE AND SALE OF FUND SHARES

You may open a Fund account by mailing a completed application to Thomas White Funds Family, Shareholder Services Center, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, or by calling the Fund at 1-800-811-0535.

The Fund’s initial and additional investment minimums are as follows:

	Initial	Additional
Regular Account	$2,500	$100
Automatic Invest	$1,000	$100
Traditional IRA	$1,000	$100
Roth IRA	$1,000	$100
Coverdell IRA	$1,000	$100

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. To sell shares in a regular (non-IRA) account, you may contact the Fund by phone at 1-800-811-0535, or by mail at Thomas White Funds Family, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. To sell shares in an IRA, your request must be made in writing.

TAX INFORMATION

The Fund intends to distribute dividends and distributions that may be taxed as either ordinary income or long-term capital gains, unless you invest through a tax-deferred account, such as a 401(k) plan or IRA.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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